Exhibit 99.2
RailAmerica, Inc. Third Quarter 2006 Financial Results October 31, 2006

Forward-Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica, Inc. ("RailAmerica" or the "Company") that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, the Company's Process Improvement Project, Class I congestion, fuel costs, tax benefits/credits, foreign currency risks, weather, casualties, failure to complete acquisitions, failure to successfully integrate acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the Form 10-K, 10-Q and 8-K reports that it files from time to time with the Securities and Exchange Commission, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. Statements about the Company's future expectations contained in this presentation, other than statements of historical facts, are forward-looking statements within the meaning of the federal securities laws. The forecasts included in this presentation have been prepared by RailAmerica's management based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Charles Swinburn Chief Executive Officer

Third Quarter Results Q3 YTD 2005 0.19 Q3 2006 2005 Q3 Significant Items: $1.8 million, or 3 cents per share, of costs associated with the Process Improvement Project Same RR carloads declined 2.0%; Revenue increased 11.5% Operating ratio was 88.5%

Safety Statistics YTD FRA Reportable Train Incidents 2006 52 47 YTD Personal Injury Ratio 2005 2006 1.84 2.34 2005 Casualties and Insurance were 5.7% of revenue compared to 6.9% in Q3 2005.

Michael Howe Executive Vice President and Chief Financial Officer

Income Statement

Revenue Growth Third Quarter - 2% + 1% +2% + 6% +4% ($ 000's) + 1% 2005 Same RR Carloads Non-Freight Revenue FX Fuel Surcharges 2006 Yield Acquisitions $105,138 $117,270

Operating Expenses Depreciation Gain on Asset Sales Other Expenses Materials Casualties & Insurance Diesel Fuel Purchased Services Equipment Rents Labor 2006 0.081 -0.008 0.111 0.023 0.057 0.123 0.084 0.12 0.294 2005 0.071 -0.009 0.112 0.024 0.069 0.107 0.079 0.122 0.303 Third Quarter 2006 vs. 2005 Expenses as a Percentage of Revenue

Fuel Q3 2005 1.81 2006 2.38 YTD 2005 1.68 2006 2.22 Delivered Price per Gallon

Balance Sheet Highlights ($ millions) Consolidated Balance Sheet Summary September 30, 2006 December 31, 2005 Cash $ 9 $ 14 Total assets $ 1,130 $ 1,147 Long-term debt $ 402 $ 434 Stockholders' Equity $ 470 $ 431 Net Debt/Total Capitalization 45.6% 49.3%

Charles Swinburn Chief Executive Officer

Closing Comments Ohio Update Operating Efficiencies Growth Opportunities